Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bain Capital Private Credit (the “Company”) for the Quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Ewald, Chief Executive Officer of the Company, and I, Amit Joshi, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2026
/s/ Michael A. Ewald
Michael A. Ewald
Chief Executive Officer (Principal Executive Officer)
Bain Capital Private Credit

/s/ Amit Joshi
Amit Joshi
Chief Financial Officer (Principal Financial Officer) and Principal Accounting Officer
Bain Capital Private Credit